CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, William Rankin, Chief Executive Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  JANUARY 31, 2005                  /S/ WILLIAM RANKIN
     -------------------------------     ---------------------------------------
                                         William Rankin, Chief Executive Officer
                                         (principal executive officer)


I, John Bini, Chief Financial Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  JANUARY 31, 2005                       /S/ JOHN BINI
     -------------------------------          ----------------------------------
                                              John Bini, Chief Financial Officer
                                              (principal financial officer)